UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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TOWERSTREAM CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TOWERSTREAM CORPORATION
55 HAMMARLUND WAY
MIDDLETOWN, RHODE ISLAND 02842
TELEPHONE:  (401) 848-5848

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The annual meeting of the stockholders of Towerstream Corporation (the “Company”) will be held on Monday, June 27, 2011, at 9:00 a.m. at 88 Silva Lane, Middletown, Rhode Island 02842 for the purposes of:

1.	Electing the five (5) directors nominated by the Company to hold office until the next annual meeting of stockholders;

2.	Ratifying Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011; and

3.	Transacting such other business as may properly come before the meeting or any adjournments thereof.

Only stockholders of record at the close of business on May 4, 2011 will be entitled to attend and vote at the meeting.  A list of all stockholders entitled to vote at the annual meeting, arranged in alphabetical order and showing the address of and number of shares held by each stockholder, will be available at the principal office of the Company during usual business hours, for examination by any stockholder for any purpose germane to the annual meeting for 10 days prior to the date thereof.  The proxy materials will be furnished to stockholders on or about May 13, 2011.

The Company is pleased to take advantage of the United States Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet.  The Company believes these rules allow it to provide you with the information you need while lowering the Company’s costs.

By Order of the Board of Directors

/s/ Philip Urso
Chairman

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

TOWERSTREAM CORPORATION
55 HAMMARLUND WAY
MIDDLETOWN, RHODE ISLAND 02842
TELEPHONE:  (401) 848-5848

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MONDAY, JUNE 27, 2011

SOLICITATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of Towerstream Corporation (referred to as the “Company”, “we,” “us,” or “our”), for use at the annual meeting of the Company’s stockholders to be held at 88 Silva Lane, Middletown, Rhode Island 02842 on June 27, 2011, at 9:00 a.m. and at any adjournments thereof.  Whether or not you expect to attend the meeting in person, please vote your shares as promptly as possible to ensure that your vote is counted.  The proxy materials will be furnished to stockholders on or about May 13, 2011.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy.  Revocation may be made by attending the annual meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the annual meeting a written notice of revocation or a later-dated, properly executed proxy.  Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications.  No additional compensation will be paid for any such services.  This solicitation of proxies is being made by the Company which will bear all costs associated with the mailing of this proxy statement and the solicitation of proxies.

INTERNET AND ELECTRONIC AVAILABILITY OF PROXY MATERIALS

Under new rules adopted by the United States Securities and Exchange Commission (the “SEC”), the Company is making this Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 available on the Internet instead of mailing a printed copy of these materials to each stockholder. Stockholders who received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail will not receive a printed copy of these materials other than as described below.  Instead, the Notice contains instructions as to how stockholders may access and review all of the important information contained in the materials on the Internet, including how stockholders may submit proxies by telephone or over the Internet.

If you received the Notice by mail and would prefer to receive a printed copy of the Company’s proxy materials, please follow the instructions for requesting printed copies included in the Notice.

RECORD DATE

Stockholders of record at the close of business on May 4, 2011, will be entitled to receive notice of, to attend and to vote at the meeting.

ACTION TO BE TAKEN UNDER PROXY

Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy, namely,  Jeffrey M. Thompson, our Chief Executive Officer and President, and Joseph P. Hernon, our Chief Financial Officer, or either one of them who acts, will vote:

•
FOR the election of the persons named herein as nominees for directors of the Company, for a term expiring at the 2012 annual meeting of stockholders (or until successors are duly elected and qualified);

•	FOR the ratification of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011; and

•	According to their judgment, on the transaction of such matters or other business as may properly come before the meeting or any adjournments thereof.

Should any nominee named herein for election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors.  The Board of Directors is not aware of any reason that might cause any nominee to be unavailable.

WHO IS ENTITLED TO VOTE; VOTE REQUIRED; QUORUM

As of May 4, 2011, there were 42,430,411 shares of common stock issued and outstanding, which constitute all of the outstanding capital stock of the Company.  Stockholders are entitled to one vote for each share of common stock held by them.

A majority of the outstanding shares (21,215,207 shares), present in person or represented by proxy, will constitute a quorum at the meeting.  For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the annual meeting in person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, are considered stockholders who are present and entitled to vote and are counted towards the quorum.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers.  As used herein, “uninstructed shares” means shares held by a broker who has not received voting instructions from its customers on a proposal.  A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, the proposed ratification of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 is considered a “routine” matter.  Accordingly, brokers are entitled to vote uninstructed shares with respect to this proposal.

Under Delaware state law and provisions of the Company’s Certificate of Incorporation and By-Laws, as amended, the vote required for the election of directors is a plurality of the votes of the issued and outstanding shares of common stock present in person or represented by proxy at the annual meeting of stockholders and entitled to vote on the election of directors.  This means that the nominees who receive the most votes will be elected to the open director positions. Abstentions, broker non-votes and other shares that are not voted in person or by proxy will not be included in the vote count to determine if a plurality of shares voted in favor of each nominee.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving these materials?

Towerstream Corporation has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the annual meeting of stockholders to be held on June 27, 2011 at 9:00 a.m. local time at 88 Silva Lane, Middletown, Rhode Island.  These materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision. We are furnishing our proxy materials on or about May 13, 2011 to all stockholders of record entitled to vote at the annual meeting.

What is included in these materials?

These materials include:

•	this proxy statement for the annual meeting; and

•	the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2010, as filed with the SEC on March 17, 2011.

If you requested printed versions of these materials by mail, these materials also include the proxy card or vote instruction form for the annual meeting.

What is the proxy card?

The proxy card enables you to appoint Jeffrey M. Thompson, our Chief Executive Officer and President, and Joseph P. Hernon, our Chief Financial Officer, as your representative at the annual meeting.  By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the annual meeting in accordance with your instructions on the proxy card.  This way, your shares will be voted whether or not you attend the annual meeting.

What items will be voted on?

You are being asked to vote on these specific proposals:

•	the election of the five nominated members of our Board of Directors; and

•	the ratification of our independent registered public accounting firm, Marcum LLP, for the fiscal year ending December 31, 2011.

We will also transact any other business that properly comes before the annual meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that you vote your shares:

•	FOR each of the five persons nominated for director; and

•	FOR the ratification of our independent registered public accounting firm, Marcum LLP, for the fiscal year ending December 31, 2011.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials over the Internet.  Accordingly, the Company is sending the Notice to the Company’s shareholders of record and beneficial owners.  All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials.  Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.  In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.  The Company encourages you to take advantage of the availability of the proxy materials on the Internet.

What does it mean if I receive more than one Notice?

You may have multiple accounts at the transfer agent and/or with brokerage firms.  Please follow directions on each Notice to ensure that all of your shares are voted.

How can I get electronic access to the proxy materials?

The Notice will provide you with instructions regarding how to:

•	view the Company’s proxy materials for the annual meeting on the Internet;

•	request hard copies of the materials; and

•	instruct the Company to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual meetings on the environment.  If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website.  Your election to receive proxy materials by email will remain in effect until you terminate it.

Who can vote at the annual meeting of stockholders?

There were 42,430,411 shares of common stock outstanding on May 4, 2011.  There are approximately 45 shareholders of record.  Beneficial owners hold their shares at brokerage firms and other financial institutions.  Only stockholders of record at the close of business on May 4, 2011 are entitled to receive notice of, to attend, and to vote at the annual meeting.  Each share is entitled to one vote.  All shares of common stock shall vote together as a single class.  Information about the stockholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name.  As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

Stockholder of Record

If on May 4, 2011, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered a stockholder of record with respect to those shares, and the Notice was sent directly to you by the Company.  If you request printed copies of the proxy materials by mail, you will receive a proxy card.  As the stockholder of record, you have the right to direct the voting of your shares by returning the proxy card to us.  Whether or not you plan to attend the annual meeting, if you do not vote over the Internet, please complete, date, sign and return a proxy card to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name

If on May 4, 2011, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice was forwarded to you by that organization.  The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting.  As the beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.  However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting unless you receive a valid proxy from the organization.  If you request printed copies of the proxy materials by mail, you will receive a vote instruction form.

How do I vote?

Shareholders of Record.  If you are a stockholder of record,you may vote by any of the following methods:

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

•	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by calling the toll free number found on the proxy card.

•	By Mail. If you request printed copies of the proxy materials by mail, you may vote by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided.

•	In Person. You may attend and vote at the annual meeting. The Company will give you a ballot when you arrive.

Beneficial Owners of Shares Held in Street Name.  If you are a beneficial owner of shares held in street name,you may vote by any of the following methods:

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

•	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll free number found on the vote instruction form.

•
By Mail.  If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the vote instruction form and returning it in the pre-addressed, postage-paid envelope provided.

•	In Person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the annual meeting, you must obtain a legal proxy from the organization that holds your shares.

What if I change my mind after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the annual meeting. You may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the annual meeting will be counted), by signing and returning a new proxy card or vote instruction form with a later date, or by attending the annual meeting and voting in person.  However, your attendance at the meeting will not automatically revoke your proxy unless you vote again at the meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Corporate Secretary at 55 Hammarlund Way, Middletown, Rhode Island 02842 a written notice of revocation prior to the annual meeting.

Please note, however, that if your shares are held of record by an organization, you must instruct them that you wish to change your vote by following the procedures on the voting form provided to you by the organization.  If your shares are held in street name, and you wish to attend the annual meeting and vote at the annual meeting, you must bring to the annual meeting a legal proxy from the organization holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

How are proxies voted?

All valid proxies received prior to the annual meeting will be voted.  All shares represented by a proxy will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

What happens if I do not give specific voting instructions?

Shareholders of Record.  If you are a stockholder of record and you:

•	indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board of Directors, or

•	sign and return a proxy card without giving specific voting instructions,

then the proxy holders will vote your shares in the manner recommended by the Board of Directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the annual meeting.

Beneficial Owners of Shares Held in Street Name.  If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, such as the ratification of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011, but cannot vote on non-routine matters, such as the election of directors.

Do I have dissenters’ right of appraisal?

Holders of shares of our common stock do not have appraisal rights under Delaware Law or under the governing documents of the Company.

How many votes are required to elect the nominated persons to our Board of Directors?

The affirmative vote of a plurality of the votes cast at the meeting of the stockholders by the holders of shares of common stock entitled to vote in the election are required to elect each director.  This means that the nominees who receive the most votes will be elected to the open director positions, to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

How many votes are required to ratify our independent public accountants?

The affirmative vote of a majority of the votes cast at the annual meeting by the holders of shares of common stock entitled to vote are required to ratify Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

Is my vote kept confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy.  Your vote will not be disclosed either within the Company or to third parties, except:

•	as necessary to meet applicable legal requirements;

•	to allow for the tabulation and certification of votes; and

•	to facilitate a successful proxy solicitation.

Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board of Directors.

Do any of the Company’s officers and directors have any interest in matters to be acted upon?

Except for the election to our board of directors of the five nominees set forth herein, none of our officers or directors has any interest in any of the matters to be acted upon at the annual meeting.

Where do I find the voting results of the annual meeting?

We will announce voting results at the annual meeting and also in our Current Report on Form 8-K, which we anticipate filing by June 30, 2011.

Who can help answer my questions?

You can contact our corporate headquarters, at Towerstream Corporation, 55 Hammarlund Way, Middletown, RI 02842, by phone at 401-848-5848 or by sending a letter to Joseph P. Hernon, our Secretary, with any questions about any proposal described in this proxy statement or how to execute your vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of May 4, 2011 by:

•	each person known by us to beneficially own more than 5% of our common stock (based solely on our review of SEC filings);
•	each of our directors and nominees for director;
•	each of our named executive officers listed in the table entitled “Summary Compensation Table” under the section entitled “Executive Compensation” below; and
•	all of our directors and executive officers as a group.

The percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities.  Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of, with respect to the security.  Except as indicated in the footnotes to this table, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o Towerstream Corporation, 55 Hammarlund Way, Middletown, Rhode Island 02842, unless otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class(1)

5% Stockholders:
Joel Lusman (2)	5,000,000		11.8%
c/o Lusman Capital Management, LLC
717 Fifth Avenue, 14th Floor
New York, NY 10022

Directors and Named Executive Officers:
Philip Urso	3,727,528	(3)	8.7%
William J. Bush	167,500	(4)	*
Howard L. Haronian, M.D.	1,134,370	(5)	2.7%
Paul Koehler	158,650	(6)	*
Jeffrey M. Thompson	2,689,654	(7)	6.2%
Joseph P. Hernon	309,384	(8)	*
Melvin L. Yarbrough, Jr.	504,150	(9)	1.2%
All directors and executive officers as a group (7 persons)	8,691,236	(3)(4)(5)(6)(7)(8)(9)	19.4%

* Less than 1%.

(1)
Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assumes the exercise of all options, warrants and other securities convertible into common stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of May 4, 2011.  Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days are deemed outstanding and held by the holder of such options or warrants for computing the percentage of outstanding common stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person.  As of May 4, 2011, there were 42,430,411 shares of our common stock outstanding.

(2)
Based on a Schedule 13G filed with the SEC on November 24, 2010.  Includes 5,000,000 shares held by Lusman Capital Management, LLC.  Joel Lusman, as Managing Member of Lusman Capital Management, LLC, may be deemed to have shared power to vote or direct the vote of, and to dispose or direct the disposition of, the securities of the Company held by Lusman Capital Management, LLC.

(3)
Includes 231,386 shares of common stock held by Mr. Urso’s minor children, for whom Mr. Urso and his wife are the trustees, and 512,886 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days.

(4)	Includes 162,500 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days.

(5)
Includes 10,000 shares of common stock held by Dr. Haronian’s wife, for which Dr. Haronian has an indirect interest in, and 175,039 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days.

(6)	Includes 158,650 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days.

(7)	Includes 922,143 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days.

(8)	Includes 250,000 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days.

(9)	Includes 291,668 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days.

PROPOSAL 1 — ELECTION OF DIRECTORS

Information about the Nominees

Our By-laws currently specify that the number of directors shall be at least one and no more than 15 persons, unless otherwise determined by a vote of the majority of the Board of Directors (the “Board”).  Our Board currently consists of five (5) persons and all of them have been nominated by the Company to stand for re-election.  Each director is elected or nominated to the Board until the following annual meeting of stockholders and until his successor has been elected and qualified or until the director’s earlier resignation or removal.

The following table shows for each nominee his age, his principal occupation for at least the last five years, his present position with the Company, the year in which he was first elected or appointed as director (each serving continuously since first elected or appointed except as set forth in the footnotes hereto), and his directorships with other companies whose securities are registered with the SEC.

Name	Age	Position
Jeffrey M. Thompson	46	President, Chief Executive Officer and Director
Philip Urso	52	Chairman of the Board of Directors
Howard L. Haronian, M.D. (1)(2)(3)	49	Director
Paul Koehler (1)(3)	52	Director
William J. Bush (1)(2)	46	Director

(1) Member of our Audit Committee.
(2) Member of our Compensation Committee.
(3) Member of our Nominating Committee.

The biographies below include information related to service by the persons below to Towerstream Corporation and our subsidiary, Towerstream I, Inc.  On January 4, 2007, we merged with and into a wholly-owned Delaware subsidiary, for the sole purpose of changing our state of incorporation to Delaware.  On January 12, 2007, a wholly-owned subsidiary of ours completed a reverse merger with and into a private company, Towerstream Corporation, with Towerstream Corporation (the private company) being the surviving company and becoming a wholly-owned subsidiary of ours.  Upon closing of the merger, we discontinued our former business and succeeded to the business of Towerstream Corporation as our sole line of business.  At the same time, we also changed our name to Towerstream Corporation and, our newly acquired subsidiary, Towerstream Corporation, changed its name to Towerstream I, Inc.

Jeffrey M. Thompson co-founded Towerstream I, Inc. in December 1999 with Philip Urso.  Mr. Thompson has served as a director since inception and as chief operating officer from inception until November 2005 when Mr. Thompson became president and chief executive officer.  Since becoming a public entity in January 2007, Mr. Thompson has been our president, chief executive officer and a director.  In 1995, Mr. Thompson co-founded and was vice president of operations of EdgeNet Inc., a privately held Internet service provider (which was sold to Citadel Broadcasting Corporation in 1997 and became eFortress (“eFortress”)) through 1999.  Mr. Thompson holds a B.S. degree from the University of Massachusetts.  Mr. Thompson was appointed to the Board of Directors due to his significant experience in the wireless broadband industry, his familiarity with the Company, as well as his extensive business management expertise.

Philip Urso co-founded Towerstream I, Inc. in December 1999 with Jeffrey M. Thompson.  Mr. Urso has served as a director and chairman since inception and as chief executive officer from inception until November 2005.  Since becoming a public entity in January 2007, Mr. Urso has been our chairman and a director. In 1995, Mr. Urso co-founded eFortress (previously EdgeNet Inc.) and served as its president through 1999.  From 1983 until 1997, Mr. Urso owned and operated a group of radio stations. In addition, Mr. Urso co-founded the regional cell-tower company, MCF Communications, Inc.  Mr. Urso was appointed to the Board of Directors due to his significant experience in the wireless broadband industry, his familiarity with the Company, as well as his extensive business management expertise.

Howard L. Haronian, M.D., has served as a director of Towerstream I, Inc. since inception in December 1999.  Since becoming a public entity in January 2007, Dr. Haronian has been a director.  Dr. Haronian is an interventional cardiologist and has been president of Cardiology Specialists, Ltd. of Rhode Island since 1994. Dr. Haronian has served on the clinical faculty of the Yale School of Medicine since 1994.  Dr. Haronian has directed the cardiac catheterization program at Westerly Hospital since founding the program in 2003.  Dr. Haronian was appointed to the Board of Directors based on his extensive knowledge of the Company’s operations since its founding and his executive level experience at other organizations.

Paul Koehler has been a director since January 2007.  Mr. Koehler has served as vice president of corporate development of Pacific Ethanol, Inc. (NasdaqGM: PEIX) since June 2005.  Mr. Koehler has over twenty years of experience in the power and renewable fuels industries and in marketing, trading and project development. Prior to working for Pacific Ethanol Inc., from 2001 to 2005, Mr. Koehler developed wind power projects for PPM Energy Inc., a wind power producer and marketer.  Mr. Koehler was president and co-founder of Kinergy LLC, a consulting firm focused on renewable energy, project development and risk management from 1993 to 2003.  During the 1990s, Mr. Koehler worked for Portland General Electric Company and Enron Corp. in power marketing and energy trading.  Mr. Koehler holds a B.A. degree from the Honors College at the University of Oregon.  Mr. Koehler currently serves on the Board of Directors of Oregon College of Art and Craft, a private art college, and has been a director since 2009.  Mr. Koehler also served on the Board of Directors of Oregon College of Art and Craft from 2005 through 2007.  Mr. Koehler was appointed to the Board of Directors based on his experience as an executive at other public companies and as a director of other organizations.

William J. Bush has been a director since January 2007.  Since January 2010, Mr. Bush has served as the chief financial officer of Borrego Solar Systems, Inc., which is one of the nation’s leading financiers, designers and installers of commercial and government grid-connected solar electric power systems.  From October 2008 to December 2009, Mr. Bush served as the chief financial officer of Solar Semiconductor, Ltd., a private vertically integrated manufacturer and distributor of quality photovoltaic modules and systems targeted for use in industrial, commercial and residential applications with operations in India helping it reach $100 million in sales in its first 15 months of operation.  From January 2006 through December 2007, Mr. Bush served as chief financial officer of ZVUE Corporation (formerly known as Handheld Entertainment, Inc. (Pink Sheets: ZVUE.PK)), a distributor of user generated content.  Prior to that, Mr. Bush served as chief financial officer and corporate controller for a number of high growth software and online media companies as well as being one of the founding members of Buzzsaw.com, Inc, a spinoff of Autodesk, Inc.  Prior to his work with Buzzsaw.com, Mr. Bush served as corporate controller for Autodesk, Inc (NasdaqGM: ADSK), the fourth largest software applications company in the world. His prior experience includes seven years in public accounting with Ernst & Young, and Price Waterhouse.  Mr. Bush holds a B.S. degree in Business Administration from U.C. Berkeley and is a certified public accountant. Mr. Bush currently serves on the Board of Directors of FindEx.com (OTCBB: FIND), a Bible study software provider, and has been a director since 2007.  Mr. Bush was appointed to the Board of Directors because he has significant experience and acumen as a finance professional.

Directorships

Except as otherwise reported above, none of our directors held directorships in other reporting companies and registered investment companies at any time during the past five years.

Family Relationships

Except for Howard L. Haronian, M.D. and Philip Urso, who are cousins, there are no family relationships among our directors and executive officers.

Involvement in Certain Legal Proceedings

To our knowledge, during the last ten years, none of our directors (including those of our subsidiaries) has:

•	Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

•	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

•
Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

•
Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

•
Been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are no material proceedings to which any director of the Company is a party adverse to the Company or has a material interest adverse to the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our executive officers and directors, and persons who beneficially own more than 10% of our equity securities, to file reports of ownership and changes in ownership with the SEC. Based solely on our review of copies of such reports and representations from our executive officers and directors, we believe that our executive officers and directors complied with all Section 16(a) filing requirements during the year ended December 31, 2010, except that Jeffrey M. Thompson, our President, Chief Executive Officer and a director, failed to timely file a Form 4 reporting the issuance of common stock as bonus shares on February 2, 2010, Joseph P. Hernon, our Chief Financial Officer, failed to timely file a Form 4 reporting the issuance of common stock as bonus shares on February 2, 2010, and Melvin L. Yarbrough, Jr., our Chief Operating Officer, failed to timely file a Form 4 reporting the issuance of common stock as bonus shares on February 2, 2010.

Board Leadership Structure and Risk Oversight

Currently, the positions of Chief Executive Officer and Chairman of the Board are held by two different individuals.  Jeffrey M. Thompson currently serves as President, Chief Executive Officer and as a member of the Board and Philip Urso serves as Chairman of the Board.  Although no formal policy currently exists, the Board determined that the separation of these positions would allow Mr. Thompson to devote his time to the daily execution of the Company’s business strategies and Mr. Urso to devote his time to the long-term strategic direction of the Company.

Our Audit Committee is primarily responsible for overseeing our risk management processes on behalf of our Board.  The Audit Committee receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding our Company’s assessment of risks. In addition, the Audit Committee reports regularly to the full Board, which also considers our risk profile. The Audit Committee and the full Board focus on the most significant risks facing our Company and our Company’s general risk management strategy, and also ensure that risks undertaken by our Company are consistent with the Board’s tolerance for risk. While the Board oversees our Company’s risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our Company and that our Board leadership structure supports this approach.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related parties can include any of our directors or executive officers, certain of our stockholders and their immediate family members. Each year, we prepare and require our directors and executive officers to complete Director and Officer Questionnaires identifying any transactions with us in which the officer or director or their family members have an interest. This helps us identify potential conflicts of interest. A conflict of interest occurs when an individual’s private interest interferes, or appears to interfere, in any way with the interests of the Company as a whole. Our code of ethics requires all directors, officers and employees who may have a potential or apparent conflict of interest to immediately notify our Audit Committee of the Board of Directors, which is responsible for considering and reporting to the Board any questions of possible conflicts of interest of Board members. Our code of ethics further requires pre-clearance before any employee, officer or director engages in any personal or business activity that may raise concerns about conflict, potential conflict or apparent conflict of interest. Copies of our code of ethics and the Audit Committee charter are posted on the corporate governance section of our website at www.towerstream.com.

At no time during the last two fiscal years has any executive officer, director or any member of these individuals’ immediate families, any corporation or organization with whom any of these individuals is an affiliate or any trust or estate in which any of these individuals serves as a trustee or in a similar capacity or has a substantial beneficial interest been indebted to the Company or was involved in any transaction in which the amount exceeded $120,000 and such person had a direct or indirect material interest.

In evaluating related party transactions and potential conflicts of interest, our Chief Financial Officer and/or Chairman of the Audit Committee apply the same standards of good faith and fiduciary duty they apply to their general responsibilities. They will approve a related party transaction only when, in their good faith judgment, the transaction is in the best interest of the Company.

Director Independence

Each of William J. Bush, Howard L. Haronian, M.D., and Paul Koehler are independent directors, as provided in NASDAQ Marketplace Rule 5605(a)(2).

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF ITS NOMINEES.

Board Committees

Since January 2007, the standing committees of our Board consist of an Audit Committee, a Compensation Committee and a Nominating Committee.  Each member of our committees is “independent” as such term is defined under and required by the federal securities laws and the rules of the NASDAQ Stock Market.  The charters of each of the committees have been approved by the Board and are available on our website at www.towerstream.com.

Audit Committee

The Audit Committee is comprised of three directors:  William J. Bush, Howard L. Haronian, M.D., and Paul Koehler.  Mr. Bush is the Chairman of the Audit Committee.  The Audit Committee’s duties are to recommend to our Board the engagement of independent auditors to audit our financial statements and to review our accounting and auditing principles. The Audit Committee reviews the scope, timing and fees for the annual audit and the results of audit examinations performed by independent public accountants, including their recommendations to improve the system of accounting and internal controls.  The Audit Committee oversees the independent auditors, including their independence and objectivity.  However, the committee members are not acting as professional accountants or auditors, and their functions are not intended to duplicate or substitute for the activities of management and the independent auditors.  The Audit Committee is empowered to retain independent legal counsel and other advisors as it deems necessary or appropriate to assist the Audit Committee in fulfilling its responsibilities, and to approve the fees and other retention terms of the advisors.  Each of our Audit Committee members possesses an understanding of financial statements and generally accepted accounting principles.  Our Board has determined that Mr. Bush is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K.

Compensation Committee

The Compensation Committee is comprised of two directors:  Howard L. Haronian, M.D., and William J. Bush.  Dr. Haronian is the Chairman of the Compensation Committee.  The Compensation Committee has certain duties and powers as described in its charter, including but not limited to periodically reviewing and approving our salary and benefits policies, compensation of executive officers, administering our stock option plans and recommending and approving grants of stock options under such plans.

Nominating Committee

The Nominating Committee is comprised of two directors:  Howard L. Haronian, M.D., and Paul Koehler.  Dr. Haronian is Chairman of the Nominating Committee.  The Nominating Committee considers and makes recommendations on matters related to the practices, policies and procedures of the Board and takes a leadership role in shaping our corporate governance.  As part of its duties, the Nominating Committee assesses the size, structure and composition of the Board and its committees, coordinates evaluation of Board performance and reviews Board compensation.  The Nominating Committee also acts as a screening and nominating committee for candidates considered for election to the Board.

Director Nominations

Part of our Nominating Committee’s duties is to screen and nominate candidates considered for election to our Board.  In this capacity, it concerns itself with the composition of the Board with respect to depth of experience, balance of professional interests, required expertise and other factors.  The Nominating Committee evaluates prospective nominees identified on its own initiative or referred to it by other Board members, management, stockholders or external sources and all self-nominated candidates.  The Nominating Committee uses the same criteria for evaluating candidates nominated by stockholders and self-nominated candidates as it does for those proposed by other Board members, management and search companies.

The Nominating Committee values diversity as a factor in selecting individuals nominated to serve on the Board.  Although the Board prefers a mix of backgrounds and experience among its members, it does not follow any ratio or formula to determine the appropriate mix, nor is there any specific policy on diversity.  The Nominating Committee uses its judgment to identify nominees whose backgrounds, attributes and experiences, taken as a whole, will contribute to a high standard of service for the Board.

Meetings of the Board of Directors and Committees

During the fiscal year ended December 31, 2010, the Board held six meetings and acted by written consent on five occasions, the Audit Committee held five meetings, the Compensation Committee held eight meetings, and the Nominating Committee acted by written consent on one occasion.  Each incumbent director attended or participated in 75% or more of the aggregate number of meetings of the Board and the Committees on which he served during the fiscal year.

Policy Regarding Attendance at Annual Meetings of Stockholders

Our Board has adopted a policy which states that each director is expected to attend annual meetings of its stockholders.  Last year, all of our directors, with the exception of Paul Koehler, attended the annual meeting of stockholders.   We expect that all of our directors will attend this year’s annual meeting.

Director Compensation Table – Fiscal 2010

The following table summarizes the compensation awarded during the fiscal year ended December 31, 2010 to our directors who are not named executive officers in the Summary Compensation Table under “Executive Compensation” below:

Name	Fees Earned or Paid in Cash		Option Awards (1)(2)	Total
Philip Urso	$31,000	(3)	$40,138	$71,138
Howard L. Haronian, M.D.	$37,500	(4)	$40,138	$77,638
Paul Koehler	$33,500	(3)	$40,138	$73,638
William J. Bush	$37,500	(4)	$40,138	$77,638

(1)
Based upon the aggregate grant date fair value calculated in accordance with the Stock Compensation Topic of the Financial Accounting Standards Board Accounting Standards Codification.  Our policy and assumptions made in the valuation of share-based payments are contained in Note 10 to our December 31, 2010 financial statements.

(2)	Option awards relate to the issuance in 2010 of options to purchase 50,000 shares each for Messrs. Urso, Koehler and Bush, and Dr. Haronian.

(3)	Includes $1,000 of fees earned during fiscal year 2010 that were not paid until fiscal year 2011.

(4)	Includes $2,000 of fees earned during fiscal year 2010 that were not paid until fiscal year 2011.

Narrative Disclosure to Director Compensation Table

The table entitled “Director Compensation Table - Fiscal 2010” above quantifies the value of the different forms of compensation of each of the directors for services rendered during fiscal 2010.  The primary elements of each director’s total compensation reported in the table are cash fees earned and stock option awards.

Pursuant to the 2008 Non-Employee Directors Compensation Plan, each non-employee director is entitled to receive periodic grants of five-year options to purchase 50,000 shares of our common stock at an exercise price equal to the fair market value of our common stock on the date of grant.  An initial grant is made upon such non-employee director’s election or appointment to our Board and thereafter annually on the first business day in June, subject to such director remaining on the Board.

Through December 31, 2010, directors received $25,000 per annum in cash and an additional $1,000 per Board meeting attended in person or by telephone, and $500 per committee meeting attended in person or by telephone.  Effective January 1, 2011, Board members will receive $50,000 per annum in cash.  No fees will be paid for meetings attended in person or telephonically.  In connection with the additional responsibilities associated with such positions, the Chairman of the Board will receive an additional $10,000 per year, and the Chairman of the Audit and Compensation Committees will each receive an additional $5,000 per year.

Code of Ethics

Our Board has adopted a code of conduct and ethics that establishes the standards of ethical conduct applicable to all directors, officers and employees of our Company.  The code addresses, among other things, conflicts of interest, compliance with disclosure controls and procedures, and internal control over financial reporting, corporate opportunities and confidentiality requirements.  The Audit Committee is responsible for applying and interpreting our code of conduct and ethics in situations where questions are presented to it. There were no amendments or waivers to this code in fiscal 2010.  Our code of ethics is available for review on our website at www.towerstream.com.  We will provide a copy of our code of ethics free of charge to any person who so requests. Requests should be directed by electronic mail to Joseph Hernon, our Chief Financial Officer, at jhernon@towerstream.com, by mail to Towerstream Corporation, 55 Hammarlund Way, Middletown, Rhode Island 02842, or by telephone at (401) 848-5848.

Stockholder Communication with Directors

Our Board has established procedures for stockholders or other interested parties to send communications to the Board.  Such parties can contact the Board by electronic mail at Board@towerstream.com.

AUDIT COMMITTEE REPORT

The following Audit Committee Report shall not be deemed to be “soliciting material,” “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act.  Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee is comprised of three independent directors (as defined under Rule 4200 of the NASDAQ Stock Market).  The Audit Committee operates under a written charter adopted by the Board of Directors on January 12, 2007, which can be found in the Corporate Governance section of our website, www.towerstream.com, and is also available in print to any stockholder upon request to the Corporate Secretary.

We have reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2010.

We have reviewed and discussed with management and Marcum LLP, our independent registered public accounting firm, the quality and the acceptability of the Company’s financial reporting and internal controls.

We have discussed with Marcum LLP, the overall scope and plans for their audit as well as the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

We have discussed with management and Marcum LLP, such other matters as required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T, and other auditing standards generally accepted in the United States, the corporate governance standards of the NASDAQ Stock Market and the Audit Committee’s Charter.

We have received and reviewed the written disclosures and the letter from Marcum LLP, required by applicable requirements of the PCAOB regarding Marcum LLP’s communications with the Audit Committee concerning independence, and have discussed with Marcum LLP, their independence from management and the Company.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 for filing with the SEC.

William Bush, Audit Committee Chairman
Howard L. Haronian, M.D.
Paul Koehler

Dated as of May 2, 2011

EXECUTIVE OFFICERS

The following table sets forth information regarding our executive officers.  Officers are elected annually by the Board of Directors and serve at the discretion of the Board.

Name	Age	Position
Jeffrey M. Thompson	46	Chief Executive Officer, President and Director
Joseph P. Hernon	51	Chief Financial Officer
Melvin L. Yarbrough, Jr.	45	Chief Operating Officer

Information pertaining to Mr. Thompson, who is both a director and an executive officer of the Company, may be found in the section entitled “Information about the Nominees.”

Joseph P. Hernon has been our chief financial officer, principal financial officer and principal accounting officer since joining the Company in May 2008.  From November 2007 until May 2008, Mr. Hernon was a financial consultant to a high technology company.  From November 2005 until October 2007, Mr. Hernon served as the chief financial officer of Aqua Bounty Technologies Inc., a biotechnology company dedicated to the improvement of productivity in the aquaculture industry through the application of biotechnology.  From August 1996 until October 2005, Mr. Hernon served as vice president, chief financial officer and secretary of Boston Life Sciences Inc., a biotechnology company focused on developing therapeutics and diagnostics for central nervous system diseases. From January 1987 until August 1996, Mr. Hernon held various positions while employed at Price Waterhouse Coopers LLP, an international accounting firm.  Mr. Hernon is a certified public accountant and holds a B.S. degree in Business Administration from the University of Lowell, Massachusetts and a M.S. degree in Accounting from Bentley College in Waltham, Massachusetts.

Melvin L. Yarbrough, Jr. has been our chief operating officer since November 2010.  Mr. Yarbrough has been employed by Towerstream since April 2007, serving as Vice President of Sales until his appointment as chief revenue officer in August 2008.  In November 2010, Mr. Yarbrough was appointed to chief operating officer.  Mr. Yarbrough came to Towerstream from Hoovers (Dun and Bradstreet (“D&B”)), where he first served as Vice President of Business Development and then Vice President of Subscription Sales from 2005 until 2007.  Prior to joining D&B, Mr. Yarbrough spent nearly a decade in several executive sales positions, including serving as Senior Vice President of Sales, Marketing and Alliance Channel at StarCite, an on-demand global meetings management company, and as Vice President of Sales at Handango, a handheld and wireless software solutions company.  Mr. Yarbrough holds a B.A. degree in Economics from Southern Methodist University and a J.D. degree from Vanderbilt University School of Law.

Involvement in Certain Legal Proceedings

 To our knowledge, during the last ten years, none of our executive officers (including those of our subsidiaries) has:

•	Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

•	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

•
Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

•
Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

•
Been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are no material proceedings to which any executive officer of the Company is a party adverse to the Company or has a material interest adverse to the Company.

EXECUTIVE COMPENSATION

Summary Compensation Table – Fiscal 2010 and Fiscal 2009

The following table summarizes the annual and long-term compensation paid to our chief executive officer and our two other most highly compensated executive officers who were serving at the end of 2010, whom we refer to collectively in this prospectus as the “named executive officers”:

Name and Principal Position	Year	Salary	Bonus		Option Awards (1)		Total
Jeffrey M. Thompson	2010	$250,227	$205,931	(2)	$-		$456,158
President and Chief Executive Officer	2009	$236,250	$114,374	(3)	$74,480	(4)	$425,104

Joseph P. Hernon	2010	$198,188	$131,168	(5)	$-		$329,356
Chief Financial Officer	2009	$190,000	$78,788	(6)	$59,584	(7)	$328,372

Melvin L. Yarbrough, Jr.	2010	$198,188	$125,473	(8)	$-		$323,661
Chief Operating Officer	2009	$190,000	$62,133	(9)	$59,584	(7)	$311,717

(1)
Based upon the aggregate grant date fair value calculated in accordance with the Stock Compensation Topic of the Financial Accounting Standards Board Accounting Standards Codification. Our policy and assumptions made in the valuation of share-based payments are contained in Note 10 to our December 31, 2010 financial statements.

(2)	Mr. Thompson was awarded $126,803 in 2010 in recognition of services performed during 2010 and Mr. Thompson was awarded $79,128 in February 2011 in recognition of services performed in 2010.

(3)
Consists of $78,782 paid in cash and $35,592 paid in common stock.  Mr. Thompson was awarded $41,506 in cash and $23,167 in common stock in 2009 in recognition of services performed during 2009 and Mr. Thompson was awarded $37,276 in cash and $12,425 in common stock in February 2010 in recognition of services performed during 2009.

(4)
Represents a ten-year option to purchase 125,000 shares of our common stock at an exercise price of $0.78 per share granted on May 6, 2009 in recognition of services performed during 2009.  Such option vests quarterly over an 18 month period beginning on August 6, 2009.

(5)	Mr. Hernon was awarded $81,477 in 2010 in recognition of services performed during 2010 and Mr. Hernon was awarded $49,691 in February 2011 in recognition of services performed in 2010.

(6)
Consists of $59,091 paid in cash and $19,697 paid in common stock.  Mr. Hernon was awarded $31,969 in cash and $10,656 in common stock in 2009 in recognition of services performed during 2009 and Mr. Hernon was awarded $27,122 in cash and $9,041 in common stock in February 2010 in recognition of services performed during 2009.

(7)
Represents a ten-year option to purchase 100,000 shares of our common stock at an exercise price of $0.78 per share granted on May 6, 2009 in recognition of services performed during 2009.  Such option vests quarterly over an 18 month period beginning on August 6, 2009.

(8)	Mr. Yarbrough was awarded $77,409 in 2010 in recognition of services performed during 2010 and Mr. Yarbrough was awarded $48,064 in February 2011 in recognition of services performed in 2010.

(9)
Consists of $46,600 paid in cash and $15,533 paid in common stock.  Mr. Yarbrough was awarded $26,104 in cash and $8,701 in common stock in 2009 in recognition of services performed during 2009 and Mr. Yarbrough was awarded $20,496 in cash and $6,832 in common stock in February 2010 in recognition of services performed during 2009.

 Narrative Disclosure to Summary Compensation Table

The table entitled “Summary Compensation Table - Fiscal 2010 and Fiscal 2009” above quantifies the value of the different forms of compensation of each of the named executive officers for services rendered during fiscal 2010 and fiscal 2009, to the extent applicable. The primary elements of each named executive officer’s total compensation reported in the table are base salary, bonuses, and stock option awards.  For a description of the material terms of the employment agreements with the named executive officers, see section entitled “Employment Agreements and Change-in-Control Agreements” below.

Outstanding Equity Awards at 2010 Fiscal Year-End

The following table summarizes the outstanding equity awards to our named executive officers as of December 31, 2010:
	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date
Jeffrey M. Thompson	280,309	(1)	−	$0.78	2/27/13
	175,193	(2)	−	$1.14	12/14/14
	175,193	(3)	−	$1.43	4/28/15
	75,000	(4)	−	$9.74	2/13/12
	12,010	(5)	−	$2.00	12/2/17
	7,353	(6)	3,679	$2.00	3/2/18
	50,000	(7)	25,000	$0.69	12/30/18
	18,406	(8)	−	$0.77	3/30/19
	125,000	(9)	−	$0.78	5/5/19
Joseph P. Hernon	100,000	(10)	50,000	$1.45	6/1/18
	16,666	(7)	8,334	$0.69	12/30/18
	19,797	(8)	−	$0.77	3/30/19
	100,000	(9)	−	$0.78	5/5/19
Melvin L. Yarbrough, Jr.	135,000	(11)	−	$7.05	5/9/17
	135,000	(12)	−	$3.70	6/28/17
	43,332	(10)	21,668	$1.45	6/1/18
	33,333	(7)	16,667	$0.69	12/30/18
	18,683	(8)	−	$0.77	3/30/19
	100,000	(9)	−	$0.78	5/5/19

(1)   Such option vested as to one-third of the shares subject to the option annually, commencing February 28, 2004.
(2)   Such option was fully vested and exercisable on December 15, 2004, the date of grant.
(3)   Such option was fully vested and exercisable on April 29, 2005, the date of grant.
(4)   Such option vested in equal quarterly installments over a two year period, commencing April 1, 2007.
(5)   Such option was fully vested and exercisable on December 3, 2007, the date of grant.
(6)   Such option vests as to one-third of the shares subject to the option annually, commencing March 3, 2009.
(7)   Such option vests as to one-third of the shares subject to the option annually, commencing December 31, 2009.
(8)   Such option was fully vested and exercisable on March 31, 2009, the date of grant.
(9)   Such option vested in equal quarterly installments over an 18 month period, commencing August 6, 2009.
(10) Such option vests as to one-third of the shares subject to the option annually, commencing June 2, 2009.
(11) Such option vests as to one-third of the shares subject to the option annually, commencing May 10, 2008.
(12) Such option vests as to one-third of the shares subject to the option annually, commencing June 29, 2008.

 Employment Agreements and Change-in-Control Agreements

On December 21, 2007, we entered into an employment agreement with Jeffrey M. Thompson, our principal executive officer.  Pursuant to the terms of the agreement, Mr. Thompson serves as our chief executive officer and president and is now on automatic one-year renewals, subject to either party electing not to renew.  Mr. Thompson’s initial base salary was $225,000 per annum, which may be increased annually by our Board in its discretion, but which increase shall not be less than the greater of (i) the annual increase in the consumer price index or (ii) 5%.  Effective January 1, 2010, Mr. Thompson’s base salary was $248,063.  Effective December 16, 2010, Mr. Thompson’s base salary was increased to $300,000.  Mr. Thompson is eligible for a bonus of up to 75% of his base salary, as determined by our Board.  In addition, we will pay 100% of all costs associated with Mr. Thompson’s employee benefits, including health insurance.

If Mr. Thompson’s employment is terminated (i) by us without “cause,” (ii) by him for “good reason” or (iii) by us within two years of a “change of control” (as such terms are defined in the agreement), then (a) we will be required to pay Mr. Thompson twenty-four months base salary in monthly installments, (b) any unvested options to purchase shares of our common stock would immediately vest and become exercisable and any restrictions on  restricted stock would immediately lapse, and (c) we must continue to provide employee benefits, including health insurance, for a period of five years following such termination.

During Mr. Thompson’s employment with us, and for a period of twelve months following his termination (the “Restricted Period”), except for a termination by Mr. Thompson for “good reason,” he is prohibited from engaging in any line of business in which we were engaged or had a formal plan to enter during the period of his employment with us.  We will continue to pay Mr. Thompson his base salary then in effect in accordance with our customary payroll practices for the duration of any such Restricted Period in the event that Mr. Thompson’s employment is terminated voluntarily by him, except for “good reason,” or by us for “cause.”

In May 2008, Joseph P. Hernon joined the Company as Chief Financial Officer.  His employment offer provided for a base annual salary of $190,000 and bonus payments up to 58% of base salary, as determined by the Board.  Effective April 1, 2010, Mr. Hernon’s base salary was increased to $199,500.  Effective December 16, 2010, Mr. Hernon’s base salary was increased to $225,000.  Upon joining the Company, Mr. Hernon was granted options to purchase 150,000 shares of common stock at an exercise price of $1.45 per share, vesting in three annual installments commencing upon the first anniversary of the grant.  He has received subsequent awards and is eligible to receive additional stock-based awards at the discretion of the Board and as provided under the Company’s stock-based incentive plans.  The Company pays 100% of Mr. Hernon’s health insurance.  He is also eligible to participate in the Company’s health and other employee benefit plans.  Mr. Hernon is an employee at will.

In April 2007, Mel Yarbrough joined the Company as Vice President of Sales.  His employment offer provided for a base annual salary of $165,000 and bonus payments up to 61% of base salary, as determined by the Chief Executive Officer.  Beginning in 2010, Mr. Yarbrough’s bonus payments were based on up to 58% of base salary, as determined by the Board.  Effective April 1, 2010, Mr. Yarbrough’s base salary was increased to $199,500.  In November 2010, Mr. Yarbrough was appointed to the position of Chief Operating Officer.  Effective December 16, 2010, Mr. Yarbrough’s base salary was increased to $225,000.  Upon joining the Company, Mr. Yarbrough was granted options to purchase 135,000 shares of common stock at an exercise price of $7.05 per share, vesting in three annual installments commencing upon the first anniversary of the grant.  He has received subsequent awards and is eligible to receive additional stock-based awards at the discretion of the Board and as provided under the Company’s stock-based incentive plans.  The Company pays 100% of Mr. Yarbrough’s health insurance.  He is also eligible to participate in the Company’s health and other employee benefit plans.  Mr. Yarbrough is an employee at will.

PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011

Our stockholders are being asked to ratify the Board of Directors’ appointment of Marcum LLP as our independent registered public accounting firm for fiscal 2011.

In the event that the ratification of this selection is not approved by a majority of the votes cast by holders of our shares of common stock voting at the annual meeting, management will review its future selection of our independent registered public accounting firm.

A representative of Marcum LLP is expected to be present at the annual meeting and will have an opportunity to make a statement if he desires to do so.  It is also expected that such representative will be available to respond to appropriate questions.

Fees Paid to Auditors

The following table sets forth the fees that the Company accrued or paid to Marcum LLP during fiscal 2010 and fiscal 2009.

	2010	2009
Audit Fees(1)	$178,561	$172,519
Audit-Related Fees(2)	−	−
Tax Fees(3)	−	−
All Other Fees	−	−
Total	$178,561	$172,519

(1)
Audit fees relate to professional services rendered in connection with the audit of the Company’sannual financial statements and internal control over financial reporting, quarterly review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, and audit services provided in connection with other statutory and regulatory filings.

(2)
Audit-related fees relate to professional services rendered in connection with assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements, including due diligence.

(3)	Tax fees relate to professional services rendered for tax compliance, tax advice and tax planning for the Company.

Administration of the Engagement; Pre-Approval of Audit and Permissible Non-Audit Services

Before the independent registered public accounting firm is engaged by the Company to perform audit or permissible non-audit services, the engagement is approved by the Audit Committee. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may establish, either on an ongoing or case-by-case basis, pre-approval policies and procedures providing for delegated authority to approve the engagement of the independent registered public accounting firm, provided that the policies and procedures are detailed as to the particular services to be provided, the Audit Committee is informed about each service, and the policies and procedures do not result in the delegation of the Audit Committee's authority to management.  In accordance with these procedures, the Audit Committee pre-approved all services performed by Marcum LLP during 2010.

Required Vote

The affirmative vote of the majority of the votes cast at the annual meeting is required for ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010.

ANNUAL REPORT

A copy of the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2010, accompanies this notice.

FUTURE PROPOSALS OF SECURITY HOLDERS

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials for the 2012 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act.  To be eligible, the stockholder proposals must be received by our Corporate Secretary at our principal executive office on or before January 13, 2012.  Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials.  We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

Stockholders who wish to make a proposal at the 2012 Annual Meeting of Stockholders, other than one that will be included in our proxy materials, must notify us no later than March 31, 2012 (see Rule 14a-4(c)(1) under the Exchange Act). If a stockholder who wishes to present a proposal fails to notify us by March 31, 2012, the proxies that management solicits for the meeting will confer discretionary authority to vote on the stockholder’s proposal if it is properly brought before the meeting.

HOUSE HOLDING OF MATERIALS

In some instances, only one copy of the Notice, this proxy statement or our annual report, as applicable, is being delivered to multiple stockholders sharing an address, unless we have received instructions from one or more of the stockholders to continue to deliver multiple copies. We will deliver promptly, upon oral or written request, a separate copy of the applicable materials to a stockholder at a shared address to which a single copy was delivered. If you wish to receive a separate copy of the Notice, this proxy statement or our annual report, as applicable, you may call us at 401-848-5848, or send a written request to Towerstream Corporation, 55 Hammarlund Way, Middletown, Rhode Island 02842, attention Chief Financial Officer.  If you have received only one copy of the Notice, proxy statement or annual report, and wish to receive a separate copy for each stockholder in the future, you may call us at the telephone number or write us at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of the Notice, proxy statement or annual report, may request delivery of a single copy, also by calling us at the telephone number or writing to us at the address listed above.

OTHER BUSINESS

The Board of Directors knows of no business to be brought before the annual meeting other than as set forth above. If other matters properly come before the stockholders at the meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.

Dated:  May 5, 2011

TOWERSTREAM CORPORATION

VOTE BY INTERNET OR TELEPHONE
QUICK ★★★ EASY ★★★ IMMEDIATE

As a stockholder of Towerstream Corporation, you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on June 26, 2011.

Vote Your Proxy on the Internet:		***Vote Your Proxy by Phone:***		***Vote Your Proxy by Mail:***
Go to www.cstproxyvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	OR	**Call 1 (866) 894-0537** Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	OR	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY BY MAIL

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Please mark your votes like this **X**

The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposal 2.

1. Election of five (5) directors:

	FOR	AGAINST	ABSTAIN
(01) Philip Urso	☐	☐	☐
(02) Jeffrey M. Thompson	☐	☐	☐
(03) Howard L. Haronian, M.D.	☐	☐	☐
(04) Paul Koehler	☐	☐	☐
(05) William J. Bush	☐	☐	☐

IF YOU WISH TO VOTE ELECTRONICALLY PLEASE READ THE INSTRUCTIONS ABOVE.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature ____________________ **Signature** ____________________ **Date** __________, 2011.

Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee or guardian, please give title as such.

The following Proxy Materials are available to you at http://www.cstproxy.com/towerstream/2011

- the Company's Annual Report for the year ended December 31, 2010,
- the Company's 2011 Proxy Statement,
- the Proxy Card, and
- any amendments to the foregoing materials that are required to be furnished to stockholders.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available to vote your proxy electronically. You must reference your Company ID, 9-digit proxy number and 10-digit account number.

Directions to the Company's offices can be obtained by calling (401) 848-5848.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

TOWERSTREAM CORPORATION

The undersigned stockholder of Towerstream Corporation hereby (i) acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement with respect to the 2011 Annual Meeting of Stockholders to be held at 88 Silva Lane, Middletown, Rhode Island 02842 on June 27, 2011 at 9:00 am Eastern Standard time, (ii) appoints Jeffrey M. Thompson and Joseph P. Hernon, and each of them, proxies and attorneys-in-fact, each with full powers of substitution and revocation, to vote all shares of Common Stock of Towerstream Corporation owned by the undersigned at such meeting and at any adjournments thereof, and in their discretion with respect to any other matters which properly come before the meeting (and any such adjournments), and (iii) revokes any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE OR, IF NO CHOICE IS SPECIFIED, (1) FOR THE ELECTION OF THE FIVE DIRECTOR NOMINEES LISTED, AND (2) FOR THE RATIFICATION OF MARCUM LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

(Continued, and to be marked, dated and signed, on the reverse side)